FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

BlackRock Treasury Strategies Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

Supplement dated May 25, 2017 to the

Prospectus, Summary Prospectuses and Statement of Additional Information

of the Funds, dated August 26, 2016

On May 24, 2017, the Board of Trustees of Funds For Institutions Series on behalf of its series, BlackRock Premier Government Institutional Fund, BlackRock Treasury Strategies Institutional Fund and BlackRock Select Treasury Strategies Institutional Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close each Fund to share purchases. Accordingly, effective at the close of business on December 1, 2017, each Fund will no longer accept purchase orders. Dividends will continue to be reinvested, at the shareholders’ option, in Fund shares.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFIS-0517SUP2